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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  APRIL 27, 1994

                              ZAPATA CORPORATION
            (Exact name of registrant as specified in its charter)


      DELAWARE                       1-4219                C-74-1339132
(State or other jurisdiction  (Commission File No.)      (I.R.S. Employee
     of incorporation)                                  Identification No.)

           P.O. BOX 4240
           HOUSTON, TEXAS                                    77210-4240
(Address of principal executive offices)                     (Zip Code)

                                (713) 940-6100
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

          (a) On April 27, 1994 at the Zapata Corporation (the "Company") 1994 Annual Meeting of Stockholders, the 1-for-5 reverse stock split (the "Reverse Stock Split") of the Company's outstanding Common Stock (the "Common Stock") was approved by the stockholders of the Company. This Reverse Stock Split became effective at 5:00 (E.D.T.) on May 2, 1994 and reduced the number of outstanding shares of the Company's Common Stock from approximately 158,300,000 to approximately 31,700,000.

          The number of authorized shares shall remain at 165,000,000 and the par value of the Common Stock will remain at $0.25 per share. The total number of outstanding shares of Common Stock held by each stockholder will be converted into a right to receive an amount of whole shares of Common Stock after the Reverse Stock Split equal to the number of shares owned immediately prior to the Reverse Stock Split divided by five. In lieu of any fractional share interests, each holder of Common Stock who would otherwise be entitled to receive a fractional share of Common Stock after the Reverse Stock Split will be paid cash upon the surrender of the certificate or certificates representing Common Stock held by such holder in an amount equal to the product of such fraction multiplied by the closing price of the Common Stock on the New York Stock Exchange on the first trading date after the effective date of the Reverse Stock Split.

          In connection with the Reverse Stock Split, the Company filed its Certificate of Amendment to the Restated Certificate of Incorporation on May 2, 1994 with the Secretary of State of the State of Delaware (the "Secretary of State") making the Reverse Stock Split effective. On May 3, 1994, the Company filed with the Secretary of State a Certificate of Retirement and a Certificate of Elimination to retire and eliminate those series of the Company's capital stock which are no longer outstanding. Also on May 3, 1994, the Company filed its Restated Certificate of Incorporation with the Secretary of State, which is filed as Exhibit 3(a) hereto and incorporated herein by reference.

          (b) The information set forth in the press release issued by Zapata Corporation on April 27, 1994 and filed as Exhibit 99(a) hereto is incorporated herein by reference.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 3(a) - Restated Certificate of Incorporation filed May 3,
1994.

          Exhibit 99(a) - Press release of Zapata Corporation issued on April 27, 1994.

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                                  SIGNATURES

     Purusant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZAPATA CORPORATION
                                       (Registrant)


Date:  May 12, 1994                 By: /s/  Thomas H. Bowersox
                                       ------------------------------------
                                       Thomas H. Bowersox
                                       Executive Vice President

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